Exhibit 10.3

AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is made as of this 12th day of July, 2016, by and among GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (the “Borrower”), GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company (the “Guarantor”), Banc of America Leasing & Capital, LLC, a Delaware limited liability company, The Huntington National Bank, a national banking organization organized under U.S. federal law, Pacific Western Bank, a California state-chartered bank, and SunTrust Equipment Finance & Leasing Corp., a Virginia corporation (together with their successors and assigns, collectively, the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).

RECITALS

Borrower, Guarantor, Lenders and Administrative Agent are parties to that certain Loan and Security Agreement dated as of November 4, 2014 (the “Loan Agreement”); and

Borrower, Guarantor, Lenders and Administrative Agent desire to amend the Loan Agreement as more fully set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower agree as follows:

1.	Definitions. Unless otherwise expressly noted herein, terms used but not defined herein shall have the meaning ascribed in the Loan Agreement.

2.	Amendments. Section 7.01(r) is hereby amended by striking “.” at the end of subsection (ii) and adding the following:

“; and

(iii) Notwithstanding subsections (i) and (ii) hereof, for the fiscal quarters then ending June 30, 2016 and September 30, 2016, Section 9.14(a) in the Existing Credit Agreement as the Existing Credit Agreement is in effect on the Closing Date without regard to any subsequent amendment, modification or restatement of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

(a)

Consolidated Total Leverage Ratio.  As of the last day of the fiscal quarter then ending June 30, 2016 of the Borrower, permit the Consolidated Total Leverage Ratio to be greater than 5.00 to 1.00.  As of the last day of the fiscal quarter then ending September 30, 2016 of the Borrower, permit the Consolidated Total Leverage Ratio to be greater than 4.75 to 1.00.”

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For the avoidance of doubt, with respect to the fiscal quarter ending December 31, 2016 and each fiscal quarter thereafter, no such amendment shall apply.

3.	Effect on Loan Agreement. This Amendment shall be effective upon execution by the parties hereto. Except as set forth herein, the Loan Agreement remains in full force and effect.

4.

Waiver of Prior Default.  Lenders hereby notify Borrower that Lenders hereby waive any Default or Event of Default under the Loan Documents existing or occurring prior to the date hereof with respect to the Borrower’s compliance with the Consolidated Total Leverage Ratio for the fiscal quarter then ending June 30, 2016 (the “Prior Default”).  This waiver is expressly limited to the Prior Default, and each Lender hereby expressly reserves all of its rights and remedies with respect to any Default, Event of Default, default or event of default under the Loan Documents other than the Prior Default.

5.

Amendment Fee.  In connection with this Amendment, the Borrower shall pay a fee in the amount of 0.05% of the aggregate principal amount of the Loans outstanding on the date hereof, to be shared ratably by the Lenders pursuant to each Lender’s Applicable Percentage of the Loans.

6.	Counterparts. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first written above.

GREAT LAKES DREDGE & DOCK CORPORATION, as the Borrower

By: _/s/ Jonathan W. Berger

Name: Jonathan W. Berger

Title: Chief Executive Officer

GREAT LAKES DREDGE & DOCK COMPANY, LLC, as the Guarantor

By: _/s/ Jonathan W. Berger

Name: Jonathan W. Berger

Title: Chief Executive Officer

BANK OF AMERICA, N.A., as Administrative Agent

By: _/s/ Bridgett J. Manduk Mowry

Name: Bridgett J. Manduk Mowry

Title: Vice President

BANC OF AMERICA LEASING & CAPITAL, LLC, as a Lender

By: _/s/ David L. Pauley

Name: David L. Pauley

Title: Senior Vice President

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THE HUNTINGTON NATIONAL BANK, as a Lender

By: _/s/ Kim J. Trombetta

Name: Kim J. Trombetta

Title: Sr. Vice President

PACIFIC WESTERN BANK, as a Lender

By: _/s/ Audrey Yen

Name: Audrey Yen

Title: Authorized Signatory

                                  SunTrust Equipment Finance & Leasing Corp., as a Lender

By: _/s/ Lesley Dedrick

Name: Lesley Dedrick

Title: Vice President

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